                                                                    EXHIBIT 99.1

SELECTED FINANCIAL DATA
(Dollars in Thousands, except per share amounts)

The following table sets forth selected financial data for the Company which is derived from, and should be read in conjunction with, the audited Consolidated Financial Statements and the related Notes and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in this Annual Report. As described in Item 4, the Company completed a three-for-one split of its Common Stock (effective December 5, 2003) and therefore, unless otherwise noted, all previous applicable share or Unit and per share or per Unit amounts have been reflected on a post-split basis.

                                               2003           2002            2001            2000            1999
                                           ------------    -----------    -----------    -----------    -----------
OPERATING DATA
Revenue                                    $  1,262,791    $   973,440    $   799,365    $   693,847    $   607,733
Network discontinuance costs                          -              -         66,000              -              -
Depreciation and amortization                   230,195        179,036        144,863        119,337        107,951
Other operating expenses                        484,294        366,925        293,725        224,255        204,110
Interest expense, net                           276,235        215,340        220,402        212,640        185,839
Income allocated to
  minority interests                           (110,984)       (86,213)       (40,288)       (51,676)       (32,444)
Equity in income of
  unconsolidated affiliates                      94,480         80,825         60,195         50,063         17,890
                                           ------------    -----------    -----------    -----------    -----------

Income from continuing operations               255,563        206,751         94,282        136,002         95,279
Income from discontinued operations, net          7,848          2,507          1,362          1,946          5,846
                                           ------------    -----------    -----------    -----------    -----------
Income before cumulative effect
  of accounting change                          263,411        209,258         95,644        137,948        101,125
Cumulative effect of accounting change
                                                      -              -         (3,334)             -              -
                                           ------------    -----------    -----------    -----------    -----------
Net income                                      263,411        209,258        137,948        101,125         92,310

Convertible Preferred Stock Dividends           (13,030)       (24,467)       (24,467)       (24,467)       (24,467)
                                           ------------    -----------    -----------    -----------    -----------

Net income available
  to common stockholders                   $    250,381    $   184,791    $    67,843    $   113,481    $    76,658
                                           ============    ===========    ===========    ===========    ===========

Earnings from continuing operations
  per share-Basic                          $       1.21    $      0.98    $      0.44    $      0.72    $      0.52
Earnings from continuing operations
  per share-Diluted                                1.19           0.97           0.44           0.72           0.52
Earnings from discontinued operations
  per share-Basic                                  0.04           0.01           0.01           0.01           0.04
Earnings from discontinued operations
  per share-Diluted                                0.03           0.01           0.01           0.01           0.04
Loss from cumulative effect of
  accounting change-Basic                             -              -          (0.02)             -              -
Loss from cumulative effect of
  accounting change-Diluted                           -              -          (0.02)             -              -
Earnings per share-Basic                           1.25           0.99           0.43           0.73           0.56
Earnings per share-Diluted                         1.22           0.98           0.43           0.73           0.56
Distributions Declared Per Share (1)       $       0.78    $      0.92    $      0.80    $      0.69    $      0.66

BALANCE SHEET DATA
Investment in Real Estate Assets-Cost      $ 10,305,066    $ 7,724,515    $ 5,707,967    $ 5,439,466    $ 5,023,690
Total Assets                                  9,582,897      7,280,822      5,646,807      5,284,104      4,954,895
Total Debt                                    6,649,490      4,592,311      3,398,207      3,244,126      3,119,534

Preferred Minority Interests                    495,211        468,201        175,000        175,000              -
Common Minority Interests                       408,613        377,746        380,359        355,158        356,540
Convertible Preferred Stock                           -        337,500        337,500        337,500        337,500
Stockholders' Equity                       $  1,670,409    $ 1,196,525    $ 1,183,386    $   938,418    $   927,758

CASH FLOW DATA
Operating Activities                       $    578,487    $   460,495    $   207,125    $   287,103    $   205,705
Investing Activities                         (1,745,455)      (949,411)      (367,366)      (356,914)    (1,238,268)
Financing Activities                       $  1,124,005    $   381,801    $   293,767    $    71,447    $ 1,038,526

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

                                                 2003          2002         2001         2000          1999
                                             -----------    ---------    ---------    ---------    -----------
FUNDS FROM OPERATIONS (2)
Funds from Operations -
  Operating Partnership                      $   618,561    $ 485,304    $ 296,777    $ 329,262    $   261,767
Less: Allocations to Operating Partnership
  unitholders                                   (138,568)    (116,170)     (80,215)     (90,520)       (78,874)
                                             -----------    ---------    ---------    ---------    -----------
Funds from Operations - Company
  stockholders                               $   479,993    $ 369,134    $ 216,562    $ 238,742    $   182,893

(1) Reflects three dividend declarations in 2003, as the fourth quarter dividend was declared in January 2004.

(2) Funds from Operations ("FFO" as defined below) does not represent cash flow from operations as defined by Generally Accepted Accounting Principles ("GAAP"), should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund all cash requirements. Please see "Reconciliation of Net Income Determined in Accordance with Generally Accepted Accounting Principles to Funds from Operations" below for a reconciliation of Net Income to FFO.

FUNDS FROM OPERATIONS

General Growth, consistent with real estate industry and investment community preferences, uses Funds from Operations ("FFO") as a supplemental measure of the operating performance for a real estate investment trust. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains or losses from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. As discussed in
Note 13, the treatment of debt extinguishment costs as extraordinary items was suspended with the effectiveness of the rescission of FASB Statement No. 4 in 2003. Accordingly, such previously recorded extraordinary items were reclassified to interest expense and no longer can be considered as excluded from the computation of FFO. Therefore, in the following presentation of its Funds from Operations, the Company has revised its computation of FFO for the years 2002, 2001 and 1999. In addition, the Company also has revised its FFO presentation for 2000 for certain losses on the sale of development property, for 2001 for the loss provision for network discontinuance costs and 2002 for minimum rent recognized for acquired below-market leases in order to be comparable to its 2003 FFO presentation and to reflect interpretations of the NAREIT approved presentation of such items that has changed since the Company's original presentation.

The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company's properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that FFO provides investors with a clearer view of the Company's operating performance.

In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of GAAP net income to FFO has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs.

RECONCILIATION OF NET INCOME DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO FUNDS FROM OPERATIONS

                                                     2003          2002         2001         2000         1999
                                                     ----          ----         ----         ----         ----
Net Income available to common stockholders        $ 250,381    $ 184,791    $  67,843    $ 113,481    $  76,658

Cumulative effect of accounting change                     -            -        3,334            -            -

Allocations to Operating Partnership unitholders      71,145       57,821       25,128       43,026       33,058

Net (gain) loss on sales                              (3,720)         (19)           -          (32)      (3,083)

Depreciation and amortization                        300,755      242,711      200,472      172,787      155,134
                                                   ---------    ---------    ---------    ---------    ---------

Funds from Operations - Operating Partnership        618,561      485,304      296,777      329,262      261,767

Funds from Operations - Minority Interest           (138,568)    (116,170)     (80,215)     (90,520)     (78,874)
                                                   ---------    ---------    ---------    ---------    ---------
Funds from Operations - Company                    $ 479,993    $ 369,134    $ 216,562    $ 238,742    $ 182,893
                                                   =========    =========    =========    =========    =========

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